Accel Entertainment Announces Q2 2024 Operating Results

Chicago, IL – July 30, 2024 – Accel Entertainment, Inc. (NYSE: ACEL) today announced certain financial and operating results for the second quarter ended June 30, 2024.

Highlights:
•Ended Q2 2024 with 4,034 locations; an increase of 4.7% compared to Q2 2023
•Ended Q2 2024 with 25,757 gaming terminals; an increase of 5.7% compared to Q2 2023
•Record revenues of $309.4 million for Q2 2024; an increase of 5.7% compared to Q2 2023
•Net income of $14.6 million for Q2 2024; an increase of 46.1% compared to Q2 2023
•Record Adjusted EBITDA of $49.7 million for Q2 2024; an increase of 6.5% compared to Q2 2023
•Q2 2024 ended with $311 million of net debt; an increase of 9% compared to Q2 2023
•Repurchased approximately $9.2 million of Accel Class A-1 common stock in Q2 2024
•Announced acquisition of Fairmount Holdings, the owner of the FanDuel Sportsbook & Horse Racing in Collinsville, Illinois, which is expected to close in Q4 2024

Accel CEO Andy Rubenstein commented, “I am happy to report that we delivered another record-setting quarter, continuing to demonstrate the strength of our local, convenience-based gaming model. We are excited to leverage our strengths in catering to local markets with our announcement to acquire the FanDuel Sportsbook & Horse Racing, a single-site, easily accessible, local gaming venue and a natural extension of our route-based gaming platform. As we continue to strengthen our core and expand our offerings, we believe we can continue to generate attractive low-teens returns on capital and improve our trading multiples, making Accel a compelling investment opportunity.”

Condensed Consolidated Statements of Operations and Other Data

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023

Total net revenues	$309,413	$292,647	$611,230	$585,855
Operating income	22,683	29,164	48,242	56,836
Income before income tax expense	18,519	16,085	30,702	31,267
Net income	14,586	9,983	22,002	19,165
Other Financial Data:
Adjusted EBITDA(1)	49,665	46,612	95,912	92,730
Adjusted net income (2)	21,383	20,435	40,888	41,499

(1)Adjusted EBITDA is a non-GAAP metric. See "Non-GAAP Financial Measures" for a reconciliation to GAAP.
(2)Adjusted net income is a non-GAAP metric. See "Non-GAAP Financial Measures" for a reconciliation to GAAP.

Net Revenues

(in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net revenues by state:
Illinois	$227,093	$215,947	$451,956	$435,790
Montana	42,583	39,275	80,724	75,726
Nevada	29,322	29,869	58,531	59,830
Nebraska	6,249	4,488	12,083	8,412
Other	4,166	3,068	7,936	6,097
Total net revenues	$309,413	$292,647	$611,230	$585,855

Key Business Metrics

Locations (1)	As of June 30,		Increase / (Decrease)
	2024	2023	Change	Change (%)
Illinois	2,816	2,690	126	4.7%
Montana	620	610	10	1.6%
Nevada	359	355	4	1.1%
Nebraska	239	197	42	21.3%
Total locations	4,034	3,852	182	4.7%

Gaming terminals (1)	As of June 30,		Increase / (Decrease)
	2024	2023	Change	Change (%)
Illinois	15,743	14,767	976	6.6%
Montana	6,435	6,210	225	3.6%
Nevada	2,735	2,782	(47)	(1.7)%
Nebraska	844	609	235	38.6%
Total gaming terminals	25,757	24,368	1,389	5.7%

Location hold-per-day (2)	Three Months Ended June 30,		Increase / (Decrease)
	2024	2023	Change ($)	Change (%)
Illinois	$862	$858	$4	0.5%
Montana	612	569	43	7.6%
Nevada	843	860	(17)	(2.0)%
Nebraska	255	237	18	7.6%

	Six Months Ended June 30,		Increase / (Decrease)
	2024	2023	Change ($)	Change (%)
Illinois	$861	$871	$(10)	(1.1)%
Montana	601	573	28	4.9%
Nevada	845	860	(15)	(1.7)%
Nebraska	243	229	14	6.1%

(1)Based on a combination of third-party portal data and data from our internal systems. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(2)Location hold-per-day is calculated by dividing net gaming revenue in the period by the average number of locations. We then divide the calculated amount by the number of operational days. We utilize this metric to compare market and location performance on a normalized basis. The percent change in location hold-per-day is the underlying metric used to determine the change in same-store sales.

Condensed Consolidated Statements of Cash Flows Data

	Six Months Ended June 30,		Increase / (Decrease)
(in thousands)	2024	2023	Change ($)	Change (%)
Net cash provided by operating activities	$57,614	$63,845	$(6,231)	(9.8)%
Net cash used in investing activities	(69,324)	(16,245)	(53,079)	326.7%
Net cash provided by (used in) financing activities	5,022	(38,279)	43,301	113.1%

Non-GAAP Financial Measures
Adjusted net income is defined as net income plus:
•Amortization of intangible assets and route and customer acquisition costs
•Stock-based compensation expense
•(Gain) loss on change in fair value of contingent earnout shares
•Other expenses, net which consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring lobbying and legal expenses related to distributed gaming expansion in current or prospective markets, and (iii) other non-recurring expenses
•Tax effect of adjustments
Adjusted EBITDA is defined as net income plus:
•Amortization of intangible assets and route and customer acquisition costs
•Stock-based compensation expense
•(Gain) loss on change in fair value of contingent earnout shares
•Other expenses, net
•Tax effect of adjustments
•Depreciation and amortization of property and equipment
•Interest expense, net
•Emerging markets, which reflects the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing
◦Markets are no longer considered emerging when we have installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date we first install or acquire gaming terminals in the jurisdiction, whichever occurs first
◦We currently view Pennsylvania as an emerging market
◦Prior to January 2024, Iowa was considered an emerging market
◦Prior to April 2023, Nebraska was considered an emerging market
•Income tax expense

Net debt is defined as debt, net of current maturities plus:
•Current maturities of debt
•less Cash and cash equivalents

Adjusted net income and Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Net income	$14,586	$9,983	$22,002	$19,165
Adjustments:
Amortization of intangible assets and route and customer acquisition costs	5,589	5,284	11,027	10,526
Stock-based compensation expense	3,235	2,567	5,585	4,255
(Gain) loss on change in fair value of contingent earnout shares	(4,742)	4,836	(26)	9,438
Other expenses, net	7,327	73	9,753	3,324
Tax effect of adjustments	(4,612)	(2,308)	(7,453)	(5,209)
Adjusted net income	21,383	20,435	40,888	41,499
Depreciation and amortization of property and equipment	10,794	9,446	21,228	18,509
Interest expense, net	8,906	8,243	17,566	16,131
Emerging markets	38	78	78	(720)
Income tax expense	8,544	8,410	16,152	17,311
Adjusted EBITDA	$49,665	$46,612	$95,912	$92,730

Net Debt

	As of June 30,
(in thousands)	2024	2023
Debt, net of current maturities	$537,252	$489,721
Plus: Current maturities of debt	28,489	28,472
Less: Cash and cash equivalents	(254,923)	(233,434)
Net debt	$310,818	$284,759

Conference Call
Accel will host an investor conference call on July 30, 2024 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss these financial and operating results. Interested parties may join the live webcast by registering at https://www.netroadshow.com/events/login?show=70f3f5e5&confId=66550 or accessing the webcast via the company’s investor relations website: ir.accelentertainment.com. Following completion of the call, a replay of the webcast will be posted on Accel’s investor relations website.
About Accel
Accel is a leading distributed gaming operator in the United States and a preferred partner for local business owners in the markets it serves. Accel offers turnkey full-service gaming solutions to authorized non-casino locations such as bars, restaurants, convenience stores, truck stops, and fraternal and veteran establishments across the country. Accel installs, maintains, operates and services gaming terminals and related equipment for its location partners as well as redemption devices, stand-alone ATMs and amusement devices, including jukeboxes, dartboards, pool tables, and other entertainment related equipment. Accel also designs and manufactures gaming terminals and related equipment.
Media Contact:
Eric Bonach
H/Advisors Abernathy
212-371-5999
eric.bonach@h-advisors.global
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, including, but not limited to, any statements regarding our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA and capital expenditures, our ability to continue to generate returns on capital and improve our trading multiples, and our proposed acquisition of Fairmount Holdings, Inc. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; the parties' ability to satisfy the conditions to the consummation of the proposed acquisition of Fairmount Holdings, Inc. and the risk that the proposed acquisition may not be completed in a timely manner or at all; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”).
Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31,2023 filed by Accel with the SEC on February 28, 2024 (the "Form 10-K"), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.
Non-GAAP Financial Information
This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA, Adjusted net income, and Net Debt. Adjusted EBITDA, Adjusted net income, and Net Debt are non-GAAP financial measures and are key metrics used to monitor ongoing core operations. Management of Accel believes Adjusted EBITDA, Adjusted net income, and Net Debt enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance.

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net revenues:
Net gaming	$293,240	$277,551	$581,377	$556,931
Amusement	5,539	5,630	11,668	12,428
Manufacturing	5,208	4,430	7,417	6,552
ATM fees and other	5,426	5,036	10,768	9,944
Total net revenues	309,413	292,647	611,230	585,855
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	213,317	202,306	422,484	405,860
Cost of manufacturing goods sold (exclusive of depreciation and amortization expense shown below)	3,162	2,154	4,321	3,562
General and administrative	46,541	44,220	94,175	87,238
Depreciation and amortization of property and equipment	10,794	9,446	21,228	18,509
Amortization of intangible assets and route and customer acquisition costs	5,589	5,284	11,027	10,526
Other expenses, net	7,327	73	9,753	3,324
Total operating expenses	286,730	263,483	562,988	529,019
Operating income	22,683	29,164	48,242	56,836
Interest expense, net	8,906	8,243	17,566	16,131
(Gain) loss on change in fair value of contingent earnout shares	(4,742)	4,836	(26)	9,438
Income before income tax expense	18,519	16,085	30,702	31,267
Income tax expense	3,933	6,102	8,700	12,102
Net income	$14,586	$9,983	$22,002	$19,165
Earnings per common share:
Basic	$0.17	$0.12	$0.26	$0.22
Diluted	0.17	0.11	0.26	0.22
Weighted average number of common shares outstanding:
Basic	83,911	86,184	84,105	86,529
Diluted	85,054	86,820	85,178	86,971

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share amounts)	June 30,	December 31,
	2024	2023
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$254,923	$261,611
Accounts receivable, net	15,149	13,467
Prepaid expenses	8,765	6,287
Inventories	7,533	7,681
Interest rate caplets	8,801	8,140
Other current assets	11,111	8,853
Total current assets	322,201	312,594
Property and equipment, net	276,477	260,813
Noncurrent assets:
Route and customer acquisition costs, net	23,705	19,188
Location contracts acquired, net	181,350	176,311
Goodwill	101,859	101,554
Other intangible assets, net	19,324	20,542
Interest rate caplets, net of current	3,730	4,871
Other assets	21,702	17,020
Total noncurrent assets	351,670	339,486
Total assets	$950,348	$912,893
Liabilities and Stockholders’ Equity
Current liabilities:
Current maturities of debt	$28,489	$28,483
Current portion of route and customer acquisition costs payable	2,014	1,505
Accrued location gaming expense	9,129	9,350
Accrued state gaming expense	17,177	18,364
Accounts payable and other accrued expenses	34,476	36,012
Accrued compensation and related expenses	11,195	12,648
Current portion of consideration payable	3,275	3,288
Total current liabilities	105,755	109,650
Long-term liabilities:
Debt, net of current maturities	537,252	514,091
Route and customer acquisition costs payable, less current portion	7,482	4,955
Consideration payable, less current portion	9,794	4,201
Contingent earnout share liability	31,801	31,827
Other long-term liabilities	6,713	7,015
Deferred income tax liability, net	42,463	42,750
Total long-term liabilities	635,505	604,839
Stockholders’ equity:
Preferred Stock, par value of $0.0001; 1,000,000 shares authorized; 0 shares issued and outstanding at June 30, 2024 and December 31, 2023	—	—
Class A-1 Common Stock, par value $0.0001; 250,000,000 shares authorized; 95,352,477 shares issued and 82,958,153 shares outstanding at June 30, 2024; 95,016,960 shares issued and 84,123,385 shares outstanding at December 31, 2023	8	8
Additional paid-in capital	207,199	203,046
Treasury stock, at cost	(127,545)	(112,070)
Accumulated other comprehensive income	7,940	7,936
Accumulated earnings	121,486	99,484
Total stockholders' equity	209,088	198,404
Total liabilities and stockholders' equity	$950,348	$912,893